Exhibit 99.2
Ameredev Stateline II, LLC
Condensed Consolidated Financial Report
June 30, 2024

C O N T E N T S

Ameredev Stateline II, LLC
Condensed Consolidated Balance Sheet
June 30, 2024
(unaudited)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$10,799,715
Accounts receivable - oil and gas sales	48,920,571
Accounts receivable - other	6,769,452
Current portion of derivative assets, net	1,863,339
Prepaid expenses	7,283,062

Total current assets	75,636,139

OIL AND GAS PROPERTIES, successful efforts
Unproved properties	28,240,166
Proved properties	1,699,139,986
Accumulated depreciation, depletion, and amortization	(385,180,638)

Total oil and gas properties, net	1,342,199,514

OTHER ASSETS
Investment in affiliates	23,265,086
Debt issuance costs, net	1,171,553
Other property and equipment, net	16,167

Total other assets	24,452,806

TOTAL ASSETS	$1,442,288,459

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$35,679,473
Revenue and taxes payable	82,220,017
Current portion of asset retirement obligations	390,000

Total current liabilities	118,289,490

NON-CURRENT LIABILITIES
Asset retirement obligations	3,265,606
Long-term debt	340,000,000

Total non-current liabilities	343,265,606

Total liabilities	461,555,096

MEMBERS' EQUITY	980,733,363

TOTAL LIABILITIES AND MEMBERS' EQUITY	$1,442,288,459
The Notes to Condensed Consolidated Financial Statements
are an integral part of this statement.

Ameredev Stateline II, LLC
Condensed Consolidated Statement of Operations
Six months ended June 30, 2024
(unaudited)

REVENUES
Oil and gas revenue	$175,737,492

Total revenues	175,737,492

OPERATING EXPENSES
Lease operating expense	39,068,007
Marketing, transportation, and gathering	20,377,225
Production and ad valorem taxes	15,597,923
Exploration expense	29,266
Water recycling expenses	1,258,743
General and administrative expenses	7,422,132
Depreciation, depletion, amortization, and accretion	39,963,626

Total operating expenses	123,716,922

Net income from operations	52,020,570

OTHER INCOME (EXPENSE)
Gain on sale	98,033
Interest income	830,970
Interest expense	(19,122,353)
Net unrealized loss on oil and gas derivatives	(11,292,575)
Insurance proceeds	15,000,000
Other	26,004

Total other income (expense), net	(14,459,921)

NET INCOME	$37,560,649
The Notes to Condensed Consolidated Financial Statements
are an integral part of this statement.

Ameredev Stateline II, LLC
Condensed Consolidated Statement of Changes in Members’ Equity
Six months ended June 30, 2024
(unaudited)

Members' Equity
BALANCE, January 1, 2024	$943,172,714

Net income	37,560,649

BALANCE, June 30, 2024	$980,733,363
The Notes to Condensed Consolidated Financial Statements
are an integral part of this statement.

Ameredev Stateline II, LLC
Condensed Consolidated Statement of Cash Flows
Six months ended June 30, 2024
(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$37,560,649
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation, depletion, amortization, and accretion	39,963,626
Gain on sale	(98,033)
Abandonment of leases	831
Amortization of debt issuance costs	1,315,739
Change in fair value of oil and gas derivatives	11,292,575
Change in operating assets and liabilities
Accounts receivable - oil and gas sales	(38,767,740)
Accounts receivable - other	(2,511,991)
Prepaid expenses	(168,286)
Accounts payable and accrued liabilities	(17,592,266)
Revenue and taxes payable	13,884,925

Net cash provided by operating activities	44,880,029

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of oil and gas properties	(363,210)
Capital expenditures - drilling and development	(28,327,381)
Investment in affiliate	(1,615,778)
Proceeds from sale of assets	250,500

Net cash used in investing activities	(30,055,869)

CASH FLOWS FROM FINANCING ACTIVITIES
Net payments to credit agreement	(40,000,000)
Deferred financing costs	(186,942)

Net cash used in financing activities	(40,186,942)

Net change in cash and cash equivalents	(25,362,782)

CASH AND CASH EQUIVALENTS, beginning of period	36,162,497

CASH AND CASH EQUIVALENTS, end of period	$10,799,715

SUPPLEMENTAL NONCASH INVESTING AND FINANCING ACTIVITIES
Change in proved properties for increase in asset retirement obligation liabilities	$23,684

Change in capital expenditures accrued in accounts payable	$12,713,023

OTHER SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid	$17,664,629
The Notes to Condensed Consolidated Financial Statements
are an integral part of this statement.

Ameredev Stateline II, LLC
Notes to Condensed Consolidated Financial Statements (unaudited)

Note 1. Organization and Principles of Consolidation

Organization

Ameredev Stateline II, LLC (the Company) is a Delaware limited liability company formed in June 2024 for the purpose of holding assets expected to be included in a sale transaction consisting of substantially all of the assets of Ameredev II Parent, LLC (the Predecessor).

In June 2024, Matador Resources Company announced that, through a wholly-owned subsidiary, it had entered into a definitive agreement to acquire a subsidiary of the Predecessor, including certain oil and gas producing properties and undeveloped acreage.

In preparation for the transaction, the members of the Predecessor created the Company, and contributed, through a series of common control transactions (the Common Control Contribution), all of its equity units of the following wholly-owned subsidiaries:

•Ameredev Holdings II, LLC
•Washington Crossing Field Services, LLC
•Ameredev Royalty GP II, LLC, and
•Constitution Resources II, LP

Consistent with ASC 850, Business Combinations, the Company has accounted for this Common Control Contribution at the contribution date, reporting the results of operations and related disclosures as though the contribution were made at the beginning of the period presented.

Principles of Consolidation

The condensed consolidated financial statements include the accounts of entities the Company controls. All intercompany transactions and balances have been eliminated.

The equity units of the following entities are wholly-owned, either directly or indirectly, by the Company subsequent to the Common Control Contribution, and have been included in these consolidated financial statements:

•Ameredev Holdings II, LLC (Ameredev Holdings) is a Delaware limited liability company, formed
April 12, 2017, and wholly owned by the Company. Ameredev Holdings is involved in the acquisition, exploration, development and production of oil and natural gas reserves through its subsidiaries.
•Ameredev New Mexico, LLC (Ameredev NM) is a Delaware limited liability company, formed
April 6, 2017, and wholly owned by Ameredev Holdings. Ameredev NM is involved in the acquisition, exploration, development and production of oil and natural gas reserves.
•Ameredev Texas, LLC, (Ameredev TX) is a Delaware limited liability company, formed
September 23, 2020, and wholly owned by Ameredev Holdings. Ameredev TX is involved in the acquisition, exploration, development and production of oil and natural gas reserves.
•Washington Crossing Field Services, LLC (WA Crossing) is a Delaware limited liability company, formed February 14, 2018, and wholly owned by the Company. WA Crossing is involved in operation and ownership of midstream assets in conjunction with the Company’s oil and gas property development.

Ameredev Stateline II, LLC
Notes to Condensed Consolidated Financial Statements (unaudited)

•Trophy Pipeline, LLC is a Delaware limited liability company, formed January 21, 2021 and wholly owned by WA Crossing. Trophy Pipeline is involved in operation and ownership of midstream assets in conjunction with the Company’s oil and gas property development.
•Ameredev Royalty GP II, LLC is a wholly owned Delaware limited liability company formed
February 27, 2017 for the purpose of serving as the General Partner entity for Constitution Resources II, LP.
•Constitution Resources II, LP (CR II) is a Delaware limited partnership, formed February 27, 2017, wholly owned by the Company. CR II is involved in the acquisition of oil and natural gas mineral and royalty interests.

Note 2. Summary of Significant Accounting Policies

The condensed consolidated financial statements (the financial statements) have been prepared pursuant ASC 270, Interim Reporting. Accordingly, certain information and disclosures normally included in complete financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, these financial statements include all adjustments, which unless otherwise disclosed, are of a normal recurring nature, necessary for a fair presentation of the financial position, results of operations, cash flows and changes in equity for the period presented. The results for interim periods are not necessarily indicative of results for the entire year. The unaudited financial statements and related notes should be read in conjunction with the Company’s audited consolidated financial statements and accompanying notes for the year ended December 31, 2023.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The Company has provided a discussion of its significant accounting policies, estimates and judgments in Note 2 - Summary of Significant Accounting Policies included in the accompanying notes to its audited consolidated financial statements for the year ended December 31, 2023. The Company has not changed any of its significant accounting policies from those described in those financial statements.

Ameredev Stateline II, LLC
Notes to Condensed Consolidated Financial Statements (unaudited)

Note 3. Fair Value Measurements

The following table presents the classification of assets (liabilities) measured at fair value on a recurring basis by level at June 30, 2024:

	Level 1	Level 2	Level 3	Total
Asset - current
Commodity derivative price collar contracts	$—	$736,688	$—	$736,688

Asset - current
Commodity derivative price swap contracts	—	1,126,651	—	1,126,651

Total financial asset	—	1,863,339	—	1,863,339

Total financial liability	—	—	—	—

Net financial asset	$—	$1,863,339	$—	$1,863,339

Note 4. Commodity Derivative Financial Instruments

Commodity derivative instruments may take the form of collars, swaps or other derivatives indexed to WTI, NYMEX or other commodity price indexes.

Such derivative instruments will not exceed anticipated production volumes, are expected to have a reasonable correlation between price movements in the futures market and the spot markets where the Company’s production is sold, and are authorized by the Board of Managers. Derivatives are expected to be realized as related production occurs, but may be terminated earlier if anticipated downward price movement occurs or if the Company believes the potential for such movement has abated. The Company’s crude oil and natural gas derivative positions consist of swaps and collars. Swaps and collars are designed so that the Company receives or makes payments based on a differential between fixed and variable prices for crude oil and natural gas.

Ameredev Stateline II, LLC
Notes to Condensed Consolidated Financial Statements (unaudited)

The periods covered, notional amounts, fixed price and related commodity pricing index of the Company’s outstanding crude oil and natural gas derivative contracts as of June 30, 2024 are set forth in the table below.

Type	Period	Index	Volume	Average Fixed Price	Average Fair Value

Crude Oil Collars	7/1/2024 - 9/30/2024	NYMEX WTI	609,400 Bbls	$62.50	$67,581
Crude Oil Collars	10/1/2024 - 10/31/2024	NYMEX WTI	205,900 Bbls	65.00	110,102
Crude Oil Collars	11/1/2024 - 12/31/2024	NYMEX WTI	305,000 Bbls	60.00	198,900
Crude Oil Collars	1/1/2025 - 1/31/2025	NYMEX WTI	168,418 Bbls	63.75	206,370
Crude Oil Collars	2/1/2025 - 3/31/2025	NYMEX WTI	333,193 Bbls	63.75	543,698
Natural Gas Swaps	6/1/2024 - 6/30/2024	EP Permian	300,000 MMbtu	2.83	736,688

			Total derivatives		$1,863,339

Cash settlements and non-cash fair value adjustments for derivative instruments for the six months ended June 30, 2024 are presented in the accompanying statement of operations as follows:

Transactions	Statement of Operations Location

Realized loss on oil and gas derivative contracts	Oil and gas revenue	$(262,105)

Unrealized loss on oil and oil and gas derivatives	Net unrealized loss on gas derivative contracts	$(11,292,575)

At June 30, 2024, the fair value of derivative instruments is recorded on the consolidated balance sheet as follows:

Derivative assets (liabilities) - current	$1,863,339

Derivative assets (liabilities) - non-current	—

Total derivative assets (liabilities), net	$1,863,339

Note 5. Credit Facility

The Company entered into a bank credit facility (the Credit Facility) on July 21, 2017. Pursuant to the credit agreement, from time to time the Company may borrow up to the lesser of: the available borrowing base, as determined by the credit agreement, or $525,000,000, which is the maximum borrowing capacity of the facility. The borrowing base is re-determined semi-annually on or about each April 1 and October 1, and may be re-determined from time to time at other dates as agreed upon by the Company and its lenders. As of June 30, 2024, the Company had a maximum borrowing base of $465,000,000. At June 30, 2024, the Company had a borrowing capacity of $125,000,000. In addition to interest, the Company must pay a commitment fee of 0.500% on the unused portion of the borrowing base dependent on borrowing base utilization.

The Company’s revolving line of credit is secured by all property of the Company and its subsidiaries. It contains various nonfinancial and financial covenants, including minimum current ratio and maximum debt to EBITDAX ratio.

Ameredev Stateline II, LLC
Notes to Condensed Consolidated Financial Statements (unaudited)

Note 6. Related Party Transactions

The Company is affiliated with various entities through ownership in the consolidated entities or associates and through common ownership of affiliate companies. For the six months ended June 30, 2024, miscellaneous expenses were paid to related parties for drilling related materials and other revenue related purchaser expenses and credits. Ameredev Operating, LLC (Operating), an entity under common control, served as operator on substantially all of the Company’s operated properties during the six months ended June 30, 2024.

Note 7. Commitments and Contingencies

The Company is engaged in oil and gas exploration and production and may become subject to certain liabilities as they relate to environmental cleanup of well sites or other environmental restoration procedures as they relate to the drilling of oil and gas wells and the operation thereof. In the Company’s acquisition of existing or previously drilled wellbores, the Company may not be aware of what environmental safeguards were taken at the time such wells were drilled or during such time the wells were operated. Should it be determined that a liability exists with respect to any environmental clean-up or restoration, the liability to cure such a violation could fall upon the Company.

The Company is subject to legal proceedings and claims that arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the financial position of the Company and an estimate of such liability cannot be reasonably made.

Note 8. Subsequent Events

The Company has evaluated subsequent events from June 30, 2024, the date of the condensed consolidated balance sheet, through September 13, 2024, the date these consolidated financial statements were available for issuance. As stated in Note 1, members of the Company entered into a definitive agreement to sell 100% of the units of the Company to Matador. The sale is subject to customary closing conditions and is expected to close late in the third quarter of 2024 with an effective date of
June 1, 2024.

In July 2024, the Company repaid $10,000,000 on the Credit Facility, to reduce the outstanding balance to $330,000,000.

In August 2024, the Company was notified by managers of its equity method investment that they had reached an agreement to sell the equity position, including the Company’s approximately 19% interest, which is recorded on the condensed consolidated balance sheet at June 30, 2023 for approximately $23,265,000.